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                        ASSIGNMENT OF PURCHASE AGREEMENT


     This Assignment of Purchase Agreement ("Assignment") is made as of January 15, 1998, by and between TRINET CORPORATE REALTY TRUST, INC., a Maryland corporation ("Assignor"), and TRINET ESSENTIAL FACILITIES X, INC., a Maryland corporation ("Assignee"), with reference to the following facts:

     A. ICG HOLDINGS, INC., a Colorado corporation ("Seller"), as seller, and Assignor, as buyer, entered into that certain Purchase Agreement, dated as of December 9, 1997 (the "Purchase Agreement"), covering the Property (as defined in the Purchase Agreement).

     B. Assignee is a wholly-owned subsidiary of Assignor.

     C. The parties desire to enter into this Assignment to assign Assignor's rights under the Purchase Agreement to Assignee.

     THEREFORE, the parties agree as follows:

     1. Assignment and Assumption.

          (a) Assignor hereby assigns and transfers to Assignee all right, title and interest of Assignor in, to and under the Purchase Agreement.

          (b) Assignee hereby accepts the foregoing assignment, and assumes and agrees to perform all of the covenants and agreements in the Purchase Agreement to be performed by the Buyer thereunder.

     2. Further Assurances. Assignor and Assignee agree to execute such other documents and perform such other acts as may be reasonably necessary or proper and usual to effect this Assignment.

     3. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Colorado.

     4. Successors and Assigns. This Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective personal representatives, heirs, successors and assigns.

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     5.  Counterparts.  This  Assignment may be signed in multiple  counterparts which, when signed by all parties, shall constitute a binding agreement.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first hereinabove written.


ASSIGNOR:                     TRINET CORPORATE REALTY TRUST, INC.,
                              a Maryland corporation


                              By  /s/ Gary P. Lyon
                                 ---------------------------------
                                   Gary P. Lyon

                                 Its  Executive Vice President


ASSIGNEE:                     TRINET ESSENTIAL FACILITIES X, INC.,
                              a Maryland corporation


                              By  /s/ Gary P. Lyon
                                 ---------------------------------
                                   Gary P. Lyon

                                 Its  Executive Vice President